Exhibit 10.19

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SECOND AMENDMENT TO LICENSE AGREEMENT

THIS SECOND AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is entered into as of August 28, 2019 (the “Effective Date”), by and between iNtRON BIOTECHNOLOGY, INC., a company organized under the laws of the Republic of Korea and having an address of [***] (“iNtRON”), and LYSOVANT SCIENCES GMBH, a company organized under the laws of Switzerland and having an address of [***] (“Lysovant”). iNtRON and Lysovant may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain License Agreement (the “License Agreement”) dated November 19, 2018; and

WHEREAS, the Parties desire to amend the License Agreement as set forth herein.

Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, iNtRON and Lysovant hereby agree as follows, in accordance with Section 13.3 of the License Agreement (Entire Agreement; Modification):

ARTICLE 1

DEFINITIONS

1.1    Capitalization. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the License Agreement.

ARTICLE 2

AMENDMENTS

2.1    Amendments.

(a) Section	7.2 of the License Agreement (Milestone Payments) is amended and restated in its entirety as follows:

“7.2    Milestone Payments.

(a) Development	and Regulatory Milestone Payments.

(i)    Subject to the terms and conditions herein, within [***] after the first achievement of each milestone event below in connection with an Initial Licensed

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Product containing SAL200 by or on behalf of Lysovant or any of its Affiliates or Sublicensees (each, an “SAL200 Milestone Event”), Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the applicable non-refundable, non-creditable milestone payment corresponding to such SAL200 Milestone Event as shown below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

Milestone Event	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(ii)    The milestone payments set forth in Section 7.2(a)(i) (Development and Regulatory Milestone Payments) shall be payable only once, upon the first achievement of the applicable milestone event by any Licensed Product containing SAL200, even if the same milestone event is later achieved by another Licensed Product. If a Combination Product containing SAL200 is the first Licensed Product to achieve a SAL200 Milestone Event then the corresponding milestone payment under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product. For clarity,

(A)

if a New Endolysin Milestone Event is achieved by a Licensed Product containing an Initial Endolysin other than SAL200 and the corresponding milestone payment made under 7.2(a)(iii) (Development and Regulatory Milestone Payments) and a SAL200 Milestone Event corresponding to such New Endolysin Milestone Event is subsequently achieved by a Licensed Product containing SAL200, then Lysovant will only have to pay to iNtRON the amount that equals the milestone payment due for achievement of such SAL200 Milestone Event under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) minus the milestone payment previously paid for the achievement of such New Endolysin Milestone Event, if the amount due for the achievement of the SAL200 Milestone Event is higher than the amount paid for the achievement of the New Endolysin Milestone Event.

(B)

If a Combination Product containing SAL200 and one or more different Licensed Endolysins achieves a SAL200 Milestone Event and such SAL200 Milestone Event has not previously been achieved by an Initial Licensed Product containing

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SAL200 or a Combination Product containing SAL200, then only the payment set forth under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) shall be due for such Combination Product and no additional payment set forth under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due even if one or more of the different Licensed Endolysins in such Combination Product has not previously achieved a New Endolysin Milestone Event.

(C)

If a SAL200 Milestone Event [***] is achieved and the milestone payment for [***] has not then been paid, then the payment for the [***] milestone event will be due at the same time as the payment for the [***] milestone event. For clarity, none of the milestone payments payable by Lysovant under Section 7.2(a)(i) shall be paid upon any milestone events with respect to any Initial Licensed Product containing an Initial Endolysin other than SAL200.

(D)

Notwithstanding anything to the contrary herein, the maximum amount payable by Lysovant under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) is forty-two million five hundred thousand US Dollars ($42,500,000).

(iii)    Subject to the terms and conditions herein, within [***] after the first achievement of each milestone event below (each, a “New Endolysin Milestone Event”) by or on behalf of Lysovant or any of its Affiliates or Sublicensees in connection with (a) a New Licensed Product (except with respect to any New Licensed Product containing any New [***] Endolysin) or (b) an Initial Licensed Product containing an Initial Endolysin other than SAL200 (if a corresponding SAL200 Milestone Event has not previously been achieved by an Initial Licensed Product or Combination Product), Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the applicable non-refundable, non-creditable milestone payment corresponding to such New Endolysin Milestone Event as shown below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

New Endolysin Milestone Event (except with respect to New [***] Endolysins)	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(iv)    The milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be payable only once for all New Licensed Products containing a New Licensed Endolysin upon the first achievement of the applicable milestone event by any Licensed Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) even if the same milestone event is later achieved by another Licensed Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin). The milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be payable only once for all Licensed Products containing an Initial Endolysin other than SAL200 upon the first achievement of the applicable milestone event by any Licensed Product containing any Initial Endolysin other than SAL200 even if the same milestone event is later achieved by another Licensed Product containing an Initial Endolysin other than SAL200, provided that no milestone payments set forth in Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due if a corresponding SAL200 Milestone Event has previously been achieved by an Initial Licensed Product. If a Combination Product achieves a New Endolysin Milestone Event, only one payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for such Combination Product and no payment shall be due for the use of any additional Licensed Endolysins in-the Combination Product. For the avoidance of doubt, if a milestone payment under Section 2.1 (a)(i) (Development and Regulatory Milestone Payments) or Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) has been made for a specific milestone event for every Licensed Endolysin in a Combination Product, no milestone payment under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) or Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for achievement of such milestone event by such Combination Product. For clarity,

(A)

if a SAL200 Milestone Event is achieved by any Initial Licensed Product or Combination Product containing SAL200 and the corresponding milestone payment paid under Section 7.2(a)(i) (Development and Regulatory Milestone Payments), and a New Endolysin Milestone Event corresponding to the SAL200 Milestone Event is subsequently achieved by an Initial Licensed Product containing an Initial Endolysin other than SAL200; or a Combination Product containing an Initial Endolysin other than SAL200, no milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for the use of such Initial Endolysin in such Initial Licensed Product or Combination Product.

(B)

if a New Endolysin Milestone Event is achieved by any Initial Licensed Product containing an Initial Endolysin other than SAL200 or a Combination Product containing an Initial Endolysin other than SAL200 and the corresponding

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) paid and a SAL200 Milestone Event corresponding to the New Endolysin Milestone Event is subsequently achieved by (1) an Initial Licensed Product containing SAL200 or (2) a Combination Product containing SAL200, then Lysovant will pay to iNtRON the amount that equals the milestone payment due for achievement of such SAL200 Milestone Event under Section 7.2(a)(i) (Development and Regulatory Milestone Payments) minus the milestone payment previously paid for the achievement of such New Endolysin Milestone Event, if the amount due for the achievement of the SAL200 Milestone Event is higher than the amount paid for the achievement of the New Endolysin Milestone Event.

(C)

If a SAL200 Milestone Event has not been achieved by any Licensed Product containing SAL200 and a Combination Product containing an Initial Endolysin other than SAL200 is the first Licensed Product containing an Initial Endolysin other than SAL200 to achieve a New Endolysin Milestone Event then the corresponding milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product.

(D)

If a New Endolysin Milestone Event has not been achieved by any Licensed Product containing a New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) and a Combination Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) is the first Licensed Product containing the New Licensed Endolysin (including the New Endolysin corresponding to such New Licensed Endolysin and any other endolysins included in the definition of New Licensed Endolysin corresponding to such New Endolysin) then the corresponding milestone payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) will be due for such Combination Product, but no additional payment under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) shall be due for the use of any other Licensed Endolysins in such Combination Product.

(E)

if a New Endolysin Milestone Event for [***] is achieved by a particular Licensed Product and the milestone payment for [***] has [***] milestone event will be due at the same time as the payment for the [***] milestone event for such Licensed Product. Similarly, if a New Endolysin Milestone Event for [***] is achieved by a particular Licensed Product and the milestone payment for [***] has not then been paid for such Licensed Product, then the payment(s)

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

for the [***] milestone event and/or [***] milestone event, as applicable, will be due at the same time as the payment for the [***] event for such Licensed Product.

(F)

Notwithstanding anything to the contrary herein, the maximum amount payable by Lysovant under Section 7.2(a)(iii) (Development and Regulatory Milestone Payments) for all Licensed Products containing any Initial Endolysin other than SAL200 or all Licensed Products containing an endolysin falling within the definition of a New Licensed Endolysin is thirty-seven million five hundred thousand US Dollars ($37,500,000).

(v)    Notwithstanding anything to the contrary in this Agreement, the milestone payments payable under this Section 7.2(a) (Development and Regulatory Milestone Payments) in connection with the [***], respectively) shall be reduced by [***] if the [***] requires the Initial Licensed Product or New Licensed Product, as applicable, [***].

(b)    Sales Milestone Payments. Within [***] after the end of each Fiscal Year in which annual Net Sales of all Licensed Products (including Initial Licensed Products and New Licensed Products (including those containing the New [***] Endolysins)), in the Field in the Territory first reach any threshold indicated in the milestone events listed below, Lysovant shall notify iNtRON of the achievement of such milestone event. iNtRON shall invoice Lysovant for the corresponding non-refundable, non-creditable milestone payment set forth below. Lysovant shall remit payment to iNtRON within [***] of the receipt of such invoice.

Annual Net Sales Milestone Events	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

For purposes of determining whether a Net Sales milestone event has been achieved, Net Sales of all Licensed Products in the Territory in a given Fiscal Year shall be aggregated. For clarity, in no event will any of the Net Sales milestone payments set forth in Section 7.2(b) (Sales Milestone Payments) be paid more than once. The maximum amount payable by Lysovant under this Section 7.2(b) (Sales Milestone Payments) is nine hundred forty million (U.S. Dollars ($940,000,000).”

(b)    Section 7.3(c)(ii) of the License Agreement (Royalty Adjustment for Lack of Valid Claim) is amended and restated in its entirety as follows:

“(ii)    Royalty Adjustment for Lack of Valid Claim. After the expiration of the last-to-expire Valid Claim of the iNtRON Patents that Cover the manufacture, use, or sale of such Licensed Product (or the Licensed Endolysin therein) in a country in the Territory or if no Valid Claim of the iNtRON Patents exists in a country in the Territory that Cover the manufacture, use, or sale of such Licensed Product (or the Licensed Endolysin therein), the royalties payable under Section 7.3(a) (Royalty Rate) on the sale of such Licensed Product in such country shall be reduced [***]. Such royalty reduction will be calculated by determining the portion of total Net Sales of the relevant Licensed Product in a Fiscal Quarter that is attributable to the country in which such reduction applies, and by determining the total royalties for the Territory without reduction, and then reducing by [***] the applicable portion (based on Net Sales) of total royalties attributable to the country in which such reduction applies.”

CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 3

GENERAL PROVISIONS

3.1    General Provisions. Article 11 (Confidentiality; Publication) and Article 13 (General Provisions) of the License Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

3.2    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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CONFIDENTIAL	EXECUTION VERSION

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and entered into by their duly authorized representatives as of the Effective Date.

INTRON BIOTECHNOLOGY, INC.		LYSOVANT SCIENCES GMBH

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	[***]	Date:	[***]